Asset Impairment Charges (Reversals)	12 Months Ended
Dec. 31, 2023
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges (Reversals)	Asset Impairment Charges (Reversals)
As part of the Company’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Company also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Company estimates a recoverable amount (the higher of value in use or fair value less costs of disposal) for the affected CGUs using discounted cash flow projections. The valuations are subject to measurement uncertainty from assumptions and inputs to the discount rates, power price forecasts, useful lives of the assets (extending to the last planned asset retirement in 2072) and long-range forecasts, which includes changes to production, fuel costs, operating costs and capital expenditures.
The Company recognized the following asset impairment charges (reversals):

Year ended Dec. 31	2023	2022	2021
Segments:
Hydro	(10)	21	5
Wind and Solar	(4)	43	12
Gas		—	5
Energy Transition	—	—	540
Corporate	—	(2)	27
Changes in decommissioning and restoration provisions on retired assets(1)	(34)	(53)	32
Intangible asset impairment charges - coal rights	—	—	17
Project development costs	—	—	10
Asset impairment charges (reversals)	(48)	9	648
(1)Changes relate to changes in discount rates and cash flow revisions on retired assets in 2023 and 2022 and cash flow revisions on retired assets in 2021. Refer to Note 23 for further details.
Hydro
During 2023, internal valuations indicated the fair value less costs of disposal for two hydro facilities exceeded the carrying value due to a contract extension and changes in power price assumptions, which favourably impacted estimated future cash flows and resulted in a recoverability test. As a result of the recoverability test an impairment reversal of $10 million was recognized. The recoverable amounts of $70 million in total were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and are categorized as a Level III fair value measurement.
During 2022, the Company recorded net impairment charges of $21 million on four hydro facilities as a result of changes in key assumptions, that included significant increases in discount rates, changes in pricing and changes in estimated future cash flows. The recoverable amounts of $89 million in total for these four assets were estimated based on fair value less costs of disposal using a discounted cash flow approach and are categorized as a Level III fair value measurement.
Wind and Solar
During 2023, the Company recorded net impairment reversals of $4 million.
During the year, internal valuations indicated the fair value less costs of disposal of the assets exceeded the carrying value due to changes in power price assumptions for three wind facilities, which favourably impacted estimated future cash flows and resulted in impairment reversals of $17 million. The recoverable amounts of $540 million in total were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and are categorized as a Level III fair value measurement.
Also in 2023, two wind facilities were impaired primarily due to unfavourable power price assumptions and changes in estimated future cash flows, resulting in a $13 million impairment charge. The recoverable amounts of $130 million for these two assets were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and are categorized as a Level III fair value measurement.
During 2022, the Company recorded net impairment charges of $43 million on five wind facilities and one solar facility as a result of changes in key assumptions, that included significant increases in discount rates, changes in pricing and changes in estimated future cash flows. The recoverable amounts of $754 million for these six assets were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and categorized as a Level III fair value measurement.
During 2021, the Company recorded impairment charges of $10 million for a wind asset as a result of an increase in estimated decommissioning costs after the review of an engineering study commissioned for the wind sites. The recoverable amount of $65 million was estimated based on fair value less costs of disposal utilizing a discounted cash flow approach, using a discount rate of 5.0 per cent, and was categorized as a Level III fair value measurement.
Additionally, during 2021, the Company recognized impairment charges of $2 million related to the Kent Hills Wind LP tower failure. The Company's subsidiary, Kent Hills Wind LP, experienced a single tower failure at its 167 MW Kent Hills wind facility in Kent Hills, New Brunswick. The failure involved a collapsed tower located within the Kent Hills 2 site.
The calculation of fair value less costs of disposal for all of the above facilities is most sensitive to the following assumptions:

	Location of assets	Current year contract and merchant discount rates	Prior year contract and merchant discount rates
Wind and Solar	Canada	6.4 and 7.0 per cent	6.4 and 7.1 per cent
	US	6.9 and 7.5 per cent	6.5 and 7.7 per cent
Hydro	Canada	6.1 and 6.4 per cent	5.9 and 6.4 per cent
Energy Transition
During 2021, the Company recognized asset impairment charges in the Energy Transition segment as a result of the decision to suspend the Sundance Unit 5 repowering project ($191 million) and planned retirements of Keephills Unit 1, effective Dec. 31, 2021 ($94 million), and Sundance Unit 4, effective April 1, 2022 ($56 million). Keephills Unit 1 and Sundance Unit 4 impairment assessments were based on the estimated salvage values of these units, which were in excess of the expected economic benefits from these units. For the Sundance Unit 5 repowering project, the recoverable amount was determined based on estimated fair value less costs of disposal of selling the assets under construction and estimated salvage value for the balance of the costs. The fair value measurement for assets under construction is categorized as a Level III fair value measurement. The total remaining estimated recoverable amount and salvage values for Sundance Unit 5 repowering project was $33 million. Discounting did not have a material impact on these asset impairments. The asset retirement and project suspension decisions were based on the Company's assessment of future market conditions, the age and condition of in-service units, as well as TransAlta's strategic focus toward renewable energy solutions.
During 2021, with the expected closure of the Highvale mine at the end of 2021, it was determined that the estimated salvage value of the Highvale mine exceeded its economic benefit to the Alberta Merchant CGU. The asset was removed from the Alberta Merchant CGU for impairment purposes and was assessed for impairment as an individual asset, which resulted in the recognized impairment charge of $195 million in the Energy Transition segment, with the asset being written down to salvage value.
Corporate
Energy Transfer Canada, formerly SemCAMS Midstream ULC, purported to terminate the agreements related to the development and construction of the Kaybob Cogeneration Project. As a result, during the first quarter of 2021, the Company recorded impairment charges of $27 million in the Corporate segment as this facility was not yet operational. The recoverable amount was based on estimated fair value less costs of disposal of reselling the equipment purchased to date. During the fourth quarter of 2022, the dispute was settled. The Company reversed $2 million of the impairment loss previously recognized.